As filed with the Securities and Exchange Commission on December 19, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2019 – October 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report
October 31, 2019
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2019

Dear Shareholder,

We are pleased to offer this semi-annual report for the Monongahela All Cap Value Fund (the “Fund”) for the time from May 1, 2019 to October 31, 2019. For this period, the Fund was up 3.28%, the S&P 500 Index (the “S&P 500”) was up 4.16% and the Russell 2000 Value Index was down 0.53%. Calendar year to date (January 1st to October 31st) the Fund is up 19.46%, the S&P 500 is up 23.16% and the Russell 2000 Value Index is up 15.55%.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

Time Value of Money

Compound interest is the eighth wonder of the world. He who understands it, earns it…he who doesn’t…pays it.

attributed to Albert Einstein

There are certain fundamental tenets in investing that form the basis for financial analysis and forecasting. At the core is a simple concept that fascinated Einstein: the time value of money. Simply put, money received now is more valuable than the same amount received in the future because of the potential to invest that money and earn a compounded return.

Historically, borrowers paid interest to the banks or individuals from whom they borrowed. For example, if you wanted to buy a home, a bank would lend you money which you would repay over time with interest. On the deposit side, if you deposited money with a bank, they would return your deposit with interest.

Central banks across the world utilize various tools to nudge interest rates up or down in an effort to maintain a healthy economy. In 2014, the European Central Bank posted its credit facility rate at a negative 0.10%. In a negative rate world instead of earning interest, depositors receive less money in the future for a deposit made today. Negative interest rates undermine one of the founding priciples of modern finance, the time value of money.

The policy of lowering yields has continued since 2014, and today over 25% of sovereign and corporate bonds (the majority are in Europe and Japan) are priced to deliver a negative return. As of September 30th, 2019, these were the 10 year government yields in selected European countries and Japan:

International Interest Rates

10 Year Notes

	Denmark	France	Germany	Switzerland	Netherlands	Japan
Sept 2019	-0.549%	-0.270%	-0.570%	-0.753%	- 0.424%	-0.153%

In the United States, yields are very low, but still positive. US Treasury Bills, considered the safest investment in the world, are currently yielding approximately 1.6% with a nine month maturity.

In theory, a brief period of negative or very low interest rates should stimulate spending by discouraging saving. Yet no one knows the eventual consequences of sustained negative yields. What we do know is that negative yields cause a distortion in the balance of risk/return investing. This low yield has pushed investors out on the risk curve and we are beginning to see some spectacular failures, particularly in venture capital/private equity markets. The poster child for the downside of moving out on the risk curve in search of higher returns is a company named WeWork.

WeWork’s business model provides shared office space to individuals or groups who like the benefits and ambiance of a robust work place with amentities. In an oversimplification, they purchase large tracts of space, transform it into smaller spaces that they then lease (hopefully at a profit) to tenants. This is actually an old real estate business model, modestly profitable. The colorful personality and charisma of the founder of WeWork, Adam Neumann, drove the private valuation to $47 billion in mid-summer. As they prepared to go public, the financials were scrutinized and the losses and debt that WeWork was accumulating were so great that the public offering was cancelled. The valuation is now most likely valued

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2019

somewhere below $10 billion, a loss of $37 billion in less than three months. WeWork is a prime example where ultra low rates provided the jet fuel for the absurd valuation.

Portfolio Deletions

B&G Foods, a manufacturer and distributor of a diversified portfolio of household food products, was sold because of balance sheet concerns. The company over the years has done a good job of acquiring brands like Green Giant, Back to Nature and McCann’s and revitalizing the product lines. However, a growing debt load from the various acquisitions has increased debt levels beyond our conservative balance sheet ratio limits.

Bemis Company was acquired by Amcor Plc, an Australian packaging company, and we decided to sell for cash as opposed to receiving new Amcor stock in an equity exchange.

Pitney Bowes was liquidated after numerous quarters of missing targets. We tend to be very long term in our outlook and often ignore quarterly performance. However, we need to have the discipline to recognize the cumulative effects of deteriorating industry positioning, sales and profit margins.

Neogen Corp and Weis Markets met or exceeded our intrinsic value targets and were sold. F-5 Networks, Mueller Water Products, United Parcel Service and Schlumberger LTD were sold because of challenging margin pressures. The economy has provided enough lift that companies should have been able to enhance earnings & sales; these growth oriented companies / holdings have fallen short.

Portfolio Additions

In a classic rush to the exit, institutional investors ran from two iconic growth stocks, Caterpillar Inc. and Federal Express, pushing both companies well below our intrinsic value targets. These two large cap additions were very oversold short term and represented a rare opportunity to buy growth at a deeply discounted value.

In the small/mid-cap range, we added Cubic Corp and International Flavors & Fragrance. Both have performed very well over the long term and are leaders in their respective fields. In the short term, the discipline of value investing allows us to be opportunitisc when emtional reactions to short term events cause mispricing. We were presented with that opportunity and added Cubic and International Flavors and Fragrance.

Our discipline of Value Investing forces us to adhere to metrics that strive to limit risk, by attempting to avoid the likes of WeWork, Uber, Theranos and Peloton. We strive to identify predictable and durable streams of cash flow as our antidote for ultra low or negative rates. The Fund has invested in value stocks like Caterpillar, Federal Express, General Mills, Texas Instruments and Seagate Technologies that have a history of delivering dividends and earnings growth to our portfolios each quarter, and unlike negative yielding investments, have continually replenished our portfolios with cash. In addition, they have tended to increase those streams with relatively consistent growth. If Einstein were alive today, he would likely seek shelter for his compounding wonder in value stocks like the ones mentioned above.

Mark Rodgers	Michael C. Rodgers
Co-Manager	Co-Manager

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2019

IMPORTANT RISKS AND DISCLOSURES:

Mutual fund investing involves risk, including possible loss of principal. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on mutual fund investments. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

MONONGAHELA ALL CAP VALUE FUND

PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500® Index (the “S&P 500”) and the Russell 2000® Value Index (the “Russell 2000 Value”), since inception. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment

Monongahela All Cap Value Fund vs. S&P 500 Index vs. Russell 2000 Value Index

Average Annual Total Returns Periods Ended October 31, 2019	Six Month	One Year	Five Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	3.28%	12.99%	9.40%	10.09%
S&P 500® Index	4.16%	14.33%	10.78%	12.78%
Russell 2000® Value Index	-0.53%	3.22%	6.24%	7.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.87%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 392-9331.

MONONGAHELA ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2019

Shares	Security Description	Value
Common Stock - 93.7%
Communication Services - 2.3%
8,500	Meredith Corp.	$320,450

Consumer Discretionary - 14.6%
25,000	El Pollo Loco Holdings, Inc. (a)	290,500
2,000	Hasbro, Inc.	194,620
17,500	Tapestry, Inc.	452,550
5,000	Target Corp.	534,550
7,500	Williams-Sonoma, Inc.	500,925
		1,973,145
Consumer Staples - 12.4%
9,000	General Mills, Inc.	457,740
5,000	The Coca-Cola Co.	272,150
3,000	The Procter & Gamble Co.	373,530
12,522	United-Guardian, Inc.	242,300
6,000	Walgreens Boots Alliance, Inc.	328,680
		1,674,400
Financials - 9.5%
2,500	American Express Co.	293,200
10,000	AXA Equitable Holdings, Inc.	216,000
4,000	CB Financial Services, Inc.	107,200
9,000	MetLife, Inc.	421,110
11,000	Old Republic International Corp.	245,740
		1,283,250
Health Care - 16.1%
5,000	AbbVie, Inc.	397,750
3,000	Avanos Medical, Inc. (a)	132,120
2,500	Eli Lilly & Co.	284,875
4,000	Gilead Sciences, Inc.	254,840
5,500	Hologic, Inc. (a)	265,705
4,500	PerkinElmer, Inc.	386,820
1,000	Teleflex, Inc.	347,410
500	Waters Corp. (a)	105,810
		2,175,330
Industrials - 21.2%
2,250	3M Co.	371,227
1,000	Caterpillar, Inc.	137,800
2,250	Cubic Corp.	165,915
6,000	Emerson Electric Co.	420,900
2,000	FedEx Corp.	305,320
6,500	Fortune Brands Home & Security, Inc.	390,325
15,000	Healthcare Services Group, Inc.	365,400
4,000	Hubbell, Inc.	566,800
4,000	The Gorman-Rupp Co.	147,760
		2,871,447
Materials - 1.7%
1,500	International Flavors & Fragrances, Inc.	183,015
2,500	The Mosaic Co.	49,700
		232,715
Technology - 14.7%
6,500	Badger Meter, Inc.	375,700
13,500	Corning, Inc.	400,005
1,000	II-VI, Inc. (a)	33,150
1,500	International Business Machines Corp.	200,595
1,250	Lam Research Corp.	338,800
10,000	Seagate Technology PLC	580,300
500	Texas Instruments, Inc.	58,995
		1,987,545

Shares	Security Description	Value
Utilities - 1.2%
3,500	National Fuel Gas Co.	$158,585

Total Common Stock (Cost $10,851,885)		12,676,867
Money Market Fund -6.2%
843,645	Dreyfus Treasury Securities Cash Management, Institutional Shares, 1.64% (b) (Cost $843,645)	843,645

Investments, at value - 99.9% (Cost $11,695,530)		$13,520,512
Other Assets & Liabilities, Net - 0.1%		8,440
Net Assets - 100.0%		$13,528,952

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2019.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$12,676,867
Level 2 - Other Significant Observable Inputs	843,645
Level 3 - Significant Unobservable Inputs	–
Total	$13,520,512

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2019

ASSETS
Investments, at value (Cost $11,695,530)	$13,520,512
Receivables:
Dividends	20,888
From investment adviser	5,411
Prepaid expenses	6,386
Total Assets	13,553,197

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	31
Fund services fees	7,596
Other expenses	16,618
Total Liabilities	24,245

NET ASSETS	$13,528,952

COMPONENTS OF NET ASSETS
Paid-in capital	$11,366,734
Distributable earnings	2,162,218
NET ASSETS	$13,528,952

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	933,953

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.49

*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2019

INVESTMENT INCOME
Dividend income	$187,985
Total Investment Income	187,985

EXPENSES
Investment adviser fees	48,839
Fund services fees	85,813
Custodian fees	2,543
Registration fees	4,219
Professional fees	18,555
Trustees’ fees and expenses	1,617
Other expenses	10,745
Total Expenses	172,331
Fees waived and expenses reimbursed	(116,980)
Net Expenses	55,351

NET INVESTMENT INCOME	132,634

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(15,180)
Net change in unrealized appreciation (depreciation) on investments	324,583
NET REALIZED AND UNREALIZED GAIN	309,403
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$442,037

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended October 31, 2019	For the Year Ended April 30, 2019
OPERATIONS
Net investment income	$132,634	$223,728
Net realized gain (loss)	(15,180)	164,117
Net change in unrealized appreciation (depreciation)	324,583	669,493
Increase in Net Assets Resulting from Operations	442,037	1,057,338

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	–	(685,818)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,071,386	2,006,294
Reinvestment of distributions	–	681,394
Redemption of shares	(789,523)	(395,778)
Redemption fees	393	148
Increase in Net Assets from Capital Share Transactions	282,256	2,292,058
Increase in Net Assets	724,293	2,663,578

NET ASSETS
Beginning of Period	12,804,659	10,141,081
End of Period	$13,528,952	$12,804,659

SHARE TRANSACTIONS
Sale of shares	78,340	145,061
Reinvestment of distributions	–	54,425
Redemption of shares	(56,881)	(29,690)
Increase in Shares	21,459	169,796

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended April 30,
	Months Ended October 31, 2019		2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$14.03		$13.65	$13.80	$11.44	$11.71	$11.25
INVESTMENT OPERATIONS
Net investment income (a)	0.14		0.28	0.23	0.17	0.13	0.08
Net realized and unrealized gain (loss)	0.32		0.93	1.09	2.46	(0.21)	0.59
Total from Investment Operations	0.46		1.21	1.32	2.63	(0.08)	0.67

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.26)	(0.17)	(0.16)	(0.10)	(0.07)
Net realized gain	–		(0.57)	(1.30)	(0.11)	(0.09)	(0.14)
Total Distributions to Shareholders	–		(0.83)	(1.47)	(0.27)	(0.19)	(0.21)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	–	–	–	–
NET ASSET VALUE, End of Period	$14.49		$14.03	$13.65	$13.80	$11.44	$11.71
TOTAL RETURN	3.28	%(c)	9.72%	9.36%	23.18%	(0.59)%	6.01%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$13,529		$12,805	$10,141	$7,945	$5,698	$4,224
Ratios to Average Net Assets:
Net investment income	2.04	%(d)	1.98%	1.63%	1.37%	1.20%	0.71%
Net expenses	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (e)	2.65	%(d)	2.86%	3.36%	4.29%	5.49%	7.76%
PORTFOLIO TURNOVER RATE	23	%(c)	37%	60%	51%	95%	71%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2019

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2019

adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of October 31, 2019, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2019

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2020 (“Expense Cap”). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The voluntary waivers may be changed or eliminated at any time. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. For the period ended October 31, 2019, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$48,839	$24,939	$43,202	$116,980

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of October 31, 2019, $429,070 is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended October 31, 2019 were $3,877,283 and $2,810,280 respectively.

Note 6. Federal Income Tax

As of October 31, 2019, cost for federal income tax purposes is substantially the same for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,191,250
Gross Unrealized Depreciation	(366,268)
Net Unrealized Appreciation	$1,824,982

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2019

As of April 30, 2019, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$62,314
Undistributed Long-Term Gain	182,280
Unrealized Appreciation	1,475,587
Total	$1,720,181

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

MONONGAHELA ALL CAP VALUE FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2019

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,032.79	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366 to reflect the half-year period.

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112

(855) 392-9331 (toll free)

monongahela.ta@apexfs.com

www.Moncapfund.com

INVESTMENT ADVISER

Monongahela Capital Management

223 Mercer Street

Harmony, PA 16037

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, ME 04112

www.theapexgroup.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1019

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 10, 2019

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	December 10, 2019